Please file this Statement of Additional Information
             Supplement with your records.


                   SENTRY FUND, INC.

 Supplement to the Statement of Additional Information
                  dated March 1, 1997


                 SHAREHOLDER MEETINGS

     Maryland law permits registered investment companies, such as the Fund, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the Investment Company Act of 1940 (the "1940 Act").
The Fund has recently adopted the appropriate provisions in its Bylaws, and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted on by shareholders under the 1940 Act. The Fund anticipates that following its Annual Meeting in January 1998, it will generally not hold an annual meeting unless required by the 1940 Act. In connection with this change in policy, the Bylaws of the Fund have also been amended, to become effective upon the Fund's 1998
Annual Meeting, to provide for the election of all directors at each annual meeting held for the purpose of electing directors and for such directors to hold office until the next annual meeting.

     This information supplements, and to the extent appropriate, amends the section titled "Directors and Executive Officers" contained on pages B-6 to B-7 of the Statement of Additional Information.


               SUPPLEMENTAL INFORMATION

     Sentry Fund Education IRA Accounts

     The Fund offers Education IRA accounts so that parents who meet certain income eligibility requirements can set up savings accounts for their children's post-secondary education. Depending on the parents' income, the parents may be able to contribute up to $500 annually for each child until the child turns 18. Although parents' contributions to Education
IRA accounts are after-tax contributions, all earnings used to pay for the child's post-secondary education expenses are tax-free.

     Earnings not used to pay for the child's post-secondary education expenses are subject to income tax and an additional 10% penalty. Any money remaining in an Education IRA when the child reaches age 30 must be distributed, or rolled over to an eligible family member to avoid certain taxes.

     As college costs continue to rise, the Education
IRA is a tax-free way to save for such costs. The following table illustrates the impact of having invested $500 (the maximum amount per child if the parents meet certain income eligibility requirements) a year beginning in 1987.

<CAPTION)

                             Investing $500 Annually in the Sentry Fund, Inc.

                                                        Value of     Value of   Value of
                                                         Shares       Shares     Shares
                                          Total Cost    Acquired     Purchased  Purchased
                                Total      Including     Through       With       With
 Period               Capital   Annual     Dividends     Annual       Income     Capital      TOTAL
 Ended*    Dividends   Gains  Investments  Reinvested  Investments   Dividends    Gains       VALUE
10-1-87     $ ----    $ ----     $ 500       $ 500        $ 500        $ ----     $ ----      $ 500

9-30-92        217       515     2,500       2,717        2,712           243        592      3,547

9-30-97        570     2,153     5,000       5,570        8,146           926      3,436     12,508



*Data is reported in five-year increments. The date of the initial $500 investment is assumed to be 10-1-87 with $500 annual investments made each year thereafter.
All data is through the period ended 9-30-97.

                   Investment Returns - The Sentry Fund

             Period Ended                    Average Annual
               09/30/97     Total Return      Total Return

                1 year         43.6%             43.6%

                5 years        106.9%            18.4%

               10 years        150.2%            16.2%

This illustration assumes the reinvestment of dividend and capital gains distributions. Data quoted represents past performance and that the investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than their original cost. When first organized in 1970, the Fund applied a sales charge on each share purchase. This sales charge was eliminated effective 3-1-91. The performance data shown does not reflect its deduction. Had it been reflected, the charge would reduce the performance shown. Maintaining an annual investment program does not guarantee against a loss in a declining market or assure a profit.


 Statement of Additional Information Supplement Dated
                   December 12, 1997